UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36814	20-4627978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40 Plymouth, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 463-1595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2016, Entellus Medical, Inc. (the “Company”) appointed Brent A. Moen as Chief Financial Officer and Secretary effective as of May 23, 2016. Mr. Moen will succeed Thomas E. Griffin, who will transition out of the Chief Financial Officer and Secretary role with the Company, effective as of May 23, 2016, but will remain with the Company as Vice President, Finance.

Mr. Moen, age 48, most recently served as Executive Vice President and Chief Financial Officer of ABRA Auto Body & Glass LP, an auto body and glass company, from November 2013 to May 2015. Prior to joining ABRA, Mr. Moen served as Senior Vice President and Chief Financial Officer of Regis Corporation, a publicly held owner, franchisor and operator of beauty salons, from January 2011 to December 2012. Prior to that position, from 2000 to January 2011, Mr. Moen held various financial roles of increasing responsibility with Regis Corporation. Mr. Moen holds a B.A. in Accounting from the University of North Dakota.

In connection with Mr. Moen’s appointment as Chief Financial Officer and Secretary of the Company, the Company entered into an offer letter, severance agreement, confidentiality, invention assignment and non-competition agreement and indemnification agreement with Mr. Moen and intends to enter into an option agreement with him.

Under the offer letter, Mr. Moen will be paid an annual base salary of $300,000, will be eligible to receive an annual bonus with a target bonus equal to 35% of his annual base salary, and will be entitled to participate in employee benefit programs that the Company maintains for its employees. In addition, in connection with his appointment as Chief Financial Officer and Secretary, Mr. Moen will be granted an option to purchase 100,000 shares of Company common stock under the Entellus Medical, Inc. 2015 Incentive Award Plan effective as of the fourth day of the month after his first date of employment. The option will vest in accordance with the Company’s standard four-year vesting for such awards.

The severance agreement between the Company and Mr. Moen is substantially similar to the severance agreements between the Company and its other executive officers. Under the terms of the severance agreement, if Mr. Moen’s employment is terminated by the Company without “cause” or by Mr. Moen for “good reason” (as such terms are defined in the agreement), Mr. Moen will be entitled to receive, subject to the execution and non-revocation of a general release of claims in favor of the Company, a lump-sum payment in an amount equal to six months of his annual base salary and Company-subsidized healthcare continuation coverage for up to six months after his termination date. In addition, if Mr. Moen’s employment is terminated by the Company without “cause” or by Mr. Moen for “good reason” within 12 months following a “change in control” (as such term is defined in the agreement) or prior to a change in control if the termination occurs in connection with the change in control, Mr. Moen will be entitled to receive a lump-sum payment in an amount equal to 12 months of his annual base salary plus 100% of his annual target bonus and Company-subsidized healthcare continuation coverage for up to 12 months after his termination date.

The confidentiality, invention assignment and non-competition agreement between the Company and Mr. Moen is substantially similar to the confidentiality, invention assignment and non-competition agreements between the Company and its other employees and contains standard confidentiality, assignment of invention and non-competition and non-solicitation provisions.

The indemnification agreement between the Company and Mr. Moen is substantially similar to the indemnification agreements between the Company and its other executive officers. The indemnification agreement may require the Company, among other things, to indemnify Mr. Moen for expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as an officer of the Company, or any of its subsidiaries or any other company or enterprise to which he provides services at the Company’s request.

There has been no change to Mr. Griffin’s compensation or the other terms of his employment in connection with this transition.

The foregoing summary description of the offer letter, severance agreement and indemnification agreement with Mr. Moen does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter, severance agreement and form of indemnification agreement which are included as Exhibits 10.1, 10.2 and 10.3, respectively, to this report and are incorporated herein by this reference. Mr. Moen’s option grant will be governed by the Company’s standard form of option award agreement for executive officers attached as Exhibit 10.4(a) to the Company’s Registration Statement on Form S-1/A as filed with the Securities and Exchange Commission (“SEC”) on January 15, 2015, except as modified as described herein.

Item 7.01	Regulation FD Disclosure.

On May 23, 2016, the Company issued a press release announcing the appointment of Brent A. Moen as Chief Financial Officer and Secretary, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by this reference.

The Company is furnishing the information contained in this Item 7.01 of this report and Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K promulgated by the SEC. This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Item 7.01 of this report and Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter dated May 6, 2016 between Entellus Medical, Inc. and Brent Moen (filed herewith)

10.2	Severance Agreement dated May 23, 2016 between Entellus Medical, Inc. and Brent A. Moen (filed herewith)

10.3	Form of Indemnification Agreement between Entellus Medical, Inc. and its Directors and Officers (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1 as filed with the SEC on December 23, 2014 (SEC Reg. No. 333-201237))

99.1	Press Release issued on May 23, 2016 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2016	ENTELLUS MEDICAL, INC.

	By:	/s/ Robert S. White
	Name:	Robert S. White
	Title:	President and Chief Executive Officer

ENTELLUS MEDICAL, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.1	Offer Letter between Entellus Medical, Inc. and Brent Moen	Filed herewith

10.2	Severance Agreement dated May 23, 2016 between Entellus Medical, Inc. and Brent A. Moen	Filed herewith

10.3	Form of Indemnification Agreement between Entellus Medical, Inc. and its Directors and Officers	Incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1 as filed with the SEC on December 23, 2014 (SEC Reg. No. 333-201237)

99.1	Press Release issued on May 23, 2016	Furnished herewith